Exhibit 99.2

Nasdaq: AENT

ALLIANCE ENTERTAINMENT™

INVESTOR PRESENTATION

For the Year Ended June 30, 2026



DOCTOR
STITCH
Documentary Now!

We Build Your Collection

September 10, 2026

LEGAL DISCLAIMER

This presentation (together with oral statements made in connection herewith, this "Presentation") is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied are given in, or in respect of, this Presentation. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, Alliance Entertainment Holding Corporation ("Alliance") has not independently verified the information obtained from these sources and cannot assure you of the information's accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of Alliance, which are derived from their respective views of internal sources as well as the independent sources described above.

Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to enter into any transaction or take any course of action.

Forward Looking Statements
Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether identified in this Presentation, and on the current expectations of Alliance's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the rollout of Alliance's business and the timing of expected business milestones; the effects of competition on Alliance's future business; risks and failure by Alliance to meet the covenant requirements of its revolving credit facility, our ability to issue equity or equity-linked securities or obtain debt financing in the future, and the potential negative effect on the price and liquidity of Alliance's securities and those factors discussed in Alliance's Annual Report on Form 10-K for the fiscal year ended June 30, 2026 under the heading "Risk Factors".

Additional risks related to Alliance's business in particular include, but are not limited to competition, the ability of Alliance to grow and manage growth profitably, the ability of Alliance to maintain relationships with customers and suppliers and retain key employees; changes in the applicable laws or regulations; the possibility that Alliance may be adversely affected by other economic, business in Alliance's internal control over financial reporting, and/or competitive factors. There may be additional risks and uncertainties that Alliance does not presently know or currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Such risk factors also include, among others, future growth expectations and acquisitions; risks related to the acquisition and integration of Endstate; specific economic conditions in the United States; changes in laws and regulations; potential liability from future litigation; the diversion of management time on acquisitions and integration related issues; modifications or adjustments to Alliance's financial statements as a result of applicable securities laws; and general economic conditions. Most of these factors are outside Alliance's control and are difficult to predict.

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with United States generally accepted accounting principles (GAAP). Some of the financial information and data contained in this Presentation, such as Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, EBITDA, Margin and Book Value, has not been prepared in accordance with GAAP. Alliance believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Alliance's financial condition and results of operations. Alliance's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes.

Alliance believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends and in comparing Alliance's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Alliance's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Accordingly, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate Adjusted EBITDA in a different manner than we calculate this measure. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. In evaluating Adjusted EBITDA and EBITDA, you should be aware that in the future we may or may not incur expenses similar to some of the adjustments we have reported. Our presentation of Adjusted EBITDA and EBITDA does not imply that our future results will be unaffected by these adjustments or any unusual or non-recurring items. You should review Alliance's audited financial statements, which have been included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

Trademarks
This Presentation contains trademarks, service marks, trade names, and copyrights of Alliance, and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with Alliance, or an endorsement of sponsorship by or of Alliance. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Alliance will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

The information contained herein is as of June 30, 2026, and does not reflect any subsequent events.

Three Competitive Advantages. One Scalable Platform

Built to capture demand across fandom-driven categories while scaling profitably

Competitive Advantages


the Kinks
Give the people What they Want


OZZY OSBOURNE


ALLIANCE
PULP FICTION

Enduring Demand

Physical ownership remains relevant

Consumers continue to seek products they can own, collect, display, and gift

Exclusive Access

Exclusive products create competitive differentiation

Long-term relationships with major studios, licensors, retailers, and key brands provide access to differentiated and exclusive products that are difficult to replicate

Premium Mix

Collectibles increase value per customer

Limited editions, Alliance Authentic, and Handmade by Robots support higher-value purchases and deeper consumer engagement

Scalable Platform


AI

Operating Leverage

Automation supports profitable growth

Technology, automation, fulfillment infrastructure, and operating scale help Alliance grow revenue while improving efficiency and controlling costs

Fiscal Year 2026 Highlights

Strengthening the core, expanding into higher-value businesses, and building new capabilities for growth.

FAST GROWING MUSIC INDUSTRY

Physical Music Demand Continues to Strengthen

Growth accelerated in January-June 2026, with CD sales increasing 58.7% YoY and vinyl sales increasing 21.3% YoY.

EXCLUSIVE MUSIC DISTRIBUTION

AMPED Reached $114 Million

FY26 sales increased 46%, establishing AMPED as the largest independent distributor in the North America.

SCALE AND EXECUTION

Record Store Day Delivered at Scale

Alliance Entertainment supported the industry's largest Record Store Day program, shipping more than 700,000 units to participating retailers nationwide.

DIRECT-TO-CONSUMER

Movies Unlimited Modernized

The Shopify relaunch helped more than double sales, with sales increasing 102% year over year following the platform modernization.

STRATEGIC EXPANSION

Studio Relationships Expanded

Amazon MGM Studios expanded its relationship with Alliance, reinforcing our position as a leading physical media distribution partner.

PROPRIETARY PRODUCTS

Building a Differentiated Collectibles Platform

Acquired Endstate's authentication technology and launched Alliance Authentic to create distinctive, authenticated products for collectors.

GAAP Financial Highlights: Revenue and Margin Expansion

Revenue in millions


$1,149
$1,063
+8%
FY 2026
FY 2025

Gross Margin percent


13.3%
12.5%
+80 bps
FY 2026
FY 2025

Net Income in millions


$13.1
$15.1
-13%
FY 2026
FY 2025

Earnings USD per share


$0.26
$0.30
-13%
FY 2026
FY 2025

Non-GAAP Financial Highlights: Strong Adjusted Earnings Growth

Revenue in millions


$1,149
$1,063
+8%
FY 2026
FY 2025

Gross Margin percent


13.3%
12.5%
+80 bps
FY 2026
FY 2025

Adjusted Net Income in millions


$23.4
$18.9
+24%
FY 2026
FY 2025

Adjusted Earnings USD per share


$0.46
$0.37
+24%
FY 2026
FY 2025

EBITDA in millions


$31.8
$34.6
-8%
FY 2026
FY 2025

Adjusted EBITDA in millions


$41.5
$36.5
+14%
FY 2026
FY 2025

[1] Adjusted financial measures are non-GAAP. See Appendix for definitions and reconciliations to GAAP.

Alliance Entertainment is a leading distributor of collectible entertainment products including Vinyl Records, Gaming, DVDs/Blu-rays, CDs, Electronics and Collectibles, including Handmade by Robots and Alliance Authentic



- **Revenue increased 8% year over year, adding approximately $86M in annual sales**
- **Four categories delivered double-digit growth, led by Collectibles (+44%)**
- **Vinyl, Video, and CD generated 77% of revenue and $135M of growth year over year**

$ Millions	Twelve Months Ended June 30, 2026		Twelve Months Ended June 30, 2025		Variance Year over Year	
Vinyl	$ 383	33%	$ 340	32%	$ 43	13%
DVD/Blu-ray/UltraHD	339	30%	279	26%	60	22%
Gaming	187	16%	255	24%	(68)	-27%
CD	156	14%	125	12%	32	25%
Collectibles	32	3%	22	2%	10	44%
Electronics	16	1%	15	1%	1	7%
Ancillary Revenue	36	3%	28	3%	8	28%
Total	*$ 1,149*	*100%*	*$ 1,063*	*100%*	*$ 86*	*8%*

Note: Net of Returns, Reserves, and Allowances

Suppliers

Alliance Entertainment distributes and markets products worldwide from more than 600 content providers and manufacturers

Trusted by Leading Retailers Across North America

Alliance Entertainment serves a diverse network of national retailers, e-commerce leaders, specialty chains, membership clubs, and independent merchants across multiple product categories

Walmart
TARGET
BEST BUY
COSTCO WHOLESALE
ALLIANCE ENTERTAINMENT RETAIL GROUP
BARNES&NOBLE
Vintage Stock
meijer
RAC Rent-A-Center
BJ's Wholesale Club
QVC
BrandsMart USA
EXCHANGE
FredMeyer
Aaron's
amazon
NFM
DELL
ebay
sam's club
wayfair
fingerhut.
shopify
curacao
PURCHASING POWER
P.C. RICHARD & SON
THE HOME DEPOT
MIDWEST TAPE
verizon

Building a Smarter, More Scalable Operating Model

Combining AI, data, and automation to help customers buy better, employees work smarter, and the business scale more efficiently.

ADOPTION

AI-Enabled Workforce

Copilot deployed across the organization, supported by structured adoption programs, role-based learning, and departmental AI initiatives.

AI embedded in daily work

COMMERCIAL GROWTH

Customer & Revenue Platform

HubSpot CRM and the January 2027 launch of WebAmi are creating a more connected and modern customer experience.

Driving growth through data and digital engagement

OPERATIONAL EFFICIENCY

Intelligent Operations

Atlas demand planning and AI-enabled operational initiatives are building the foundation for improved decision-making across purchasing, inventory management, and financial operations.

Building the foundation for smarter operations

ENTERPRISE SCALE

The Alliance Brain

A reusable enterprise platform connecting data, workflows, and AI to automate work, improve decisions, and scale efficiencies across the business.

Reusable capabilities across functions


CLICK HERE FOR WAREHOUSE VIDEO
CLICK HERE FOR AUTOSTORE VIDEO
CLICK HERE FOR OPEX SURE SORT X VIDEO

Scalable Operations: Powering Growth & Efficiency

53M+ UNITS ANNUALLY	State-of-the-art automation (e.g., AutoStore, Sure Sort X) increases efficiency, accuracy, and scalability in a 662,087 sq. ft facility located in Shepherdsville, Kentucky
304K PEAK SCALABILITY	Capacity to scale to 304,000 daily units during peak demand
75 COUNTRIES	Worldwide reach with distribution to 75 countries
340K+ UNIQUE SKUS	Deep Inventory: 340,000+ SKUs

Cost Efficiency:
Significant operational cost savings and flexible labor model

Product Integrity:
Optimized storage and reduced manual touches preserve product condition

Sustainability:
Energy-efficient systems and reduced waste

A Global Network Built for Scale

Alliance Entertainment operates a global omnichannel platform serving approximately **200 online retailers and more than 30,000 physical store locations**. Through wholesale distribution, direct-to-consumer fulfillment, and drop-ship services, Alliance connects suppliers, retailers, marketplaces, and consumers across physical media, collectibles, gaming products, and entertainment merchandise.

Direct-to-consumer fulfillment contributed approximately **35% of net revenue** over the trailing twelve months, demonstrating the strength of Alliance's diversified commerce platform and global distribution network.

Walmart TARGET amazon ALLIANCE ENTERTAINMENT RETAIL GROUP



Alliance Entertainment is the Leading Distribution Partner to Independent Retailers


Charli
xcx
GUESS
feat.
Billie
eilish

- **Serving 2,500+ independent retailers across North America.**
- **Broad assortment across music, video, gaming, collectibles, licensed merchandise, and emerging categories.**
- **Scale, inventory depth, and fulfillment capabilities help independent retailers compete effectively.**

PROUD SUPPORTER OF RECORD STORE DAY

- Preferred distribution partner since 2007
- Supporting the industry's largest physical music events year-round, strengthening relationships across the independent retail ecosystem.
- Exclusive and limited-release programs drive consumer traffic and retailer engagement
- Strategic relationships with thousands of independent music retailers

Exclusive Distribution & Licensing

Our expanding portfolio of exclusive distribution and licensing agreements drives annual sales exceeding $350 million

ALLIANCE
HOME ENTERTAINMENT


EPIC
HOKUM

Leading distributor of physical and digital entertainment, representing 48 labels across film and television

AMPED



With over 110 distribution deals, AMPED delivers CD's and vinyl with cutting-edge distribution services

HANDMADE BY ROBOTS



Features a wide range of limited-edition licensed figures from film, TV, and holiday-related themes

weta WORKSHOP



Weta Workshop designs and produces collectible items, including prop replicas, apparel, and jewelry

ALLIANCE
AUTHENTIC


ALLIANCE
#2
AUTHENTIC

Authenticated, Certified Uncirculated preserved records, figures, and films. Limited runs, securely protected.

ALLIANCE™
HOME ENTERTAINMENT

The Market Leader at the Intersection of Content, Commerce, and Collectors

Alliance Home Entertainment is the leading North American platform connecting major studios, global retailers, and passionate collectors through an integrated content distribution, licensing, and commerce ecosystem.

Trusted Studio Relationships

Alliance partners with many of the world's leading film and television studios, helping bring premium content to market across physical, digital, and retail channels. Decades of execution and deep industry relationships position the company at the center of the home entertainment ecosystem.

Integrated Platform Advantage

Alliance combines licensing, product development, manufacturing, marketing, distribution, and direct-to-consumer commerce within a single platform. This integrated model simplifies execution for content owners while maximizing reach, efficiency, and revenue.

Growth Through the Collector Economy

Alliance is uniquely positioned to capitalize on growing demand for premium collectibles, franchise entertainment, and limited-edition releases. Exclusive products, strategic retail partnerships, and direct access to passionate fan communities drive long-term growth opportunities.

alliancehomeentertainment.com



ARRIVAL
MARSHALS
4K ULTRA HD
PROJECT
HAIL MARY
SHEEP DETECTIVES

Paramount
A SKYDANCE CORPORATION

AMAZON
MGM STUDIOS

EXCLUSIVE NORTH AMERICAN DISTRIBUTION PARTNER

Alliance Home Entertainment serves as the exclusive licensed distributor for Paramount Pictures and Amazon MGM Studios physical media releases in North America, overseeing content curation, manufacturing, marketing, retail distribution, and sales execution across Blu-ray, 4K UHD, and DVD formats.

Exclusive Music Distribution


Hayley Williams
Death Cab for Cutie
ANGINE DE POITRINE
Black Label Society
Angine de Poitrine

- AMPED maintains more than 110 exclusive distribution relationships and sells physical music through major retailers, independent stores, nontraditional channels, and online marketplaces.
  - Amazon, Target, Walmart, Barnes & Noble and thousands of independent retailers
  - Non-traditional retailers such as Cracker Barrel, Hot Topic, Meijer, Tractor Supply, Urban Outfitters, gift shops, public libraries
  - AMPED sells across all major marketplaces such as TikTok, Best Buy, Discogs, eBay, Temu, and Shein
- B2B Sales offering upgradable and customized sales and inventory management reporting with extensive class-of-trade, genre reporting and other options

AMPED distributes chart-leading content across major genres and formats

- Multiple Top 20 Billboard 200 Albums
- #1 albums across Rock, Country, Alternative, Hard Rock and Americana
- Consistent Top 10 and Top 25 rankings across Indie, Country, Jazz



HANDMADE BY ROBOTS™

Preposterously Adorable Vinyl Figures

Handmade by Robots creates limited edition vinyl figures that mimic the look of a knit plush all the way down to an adorable "sewn in" label. All the fan favorites are represented with characters from Sanrio, Marvel, Sega, and more! Special releases include seasonal variants and special features like glow-in-the-dark, and scented vinyl.

COMING SOON!

Teenage Mutant Ninja Turtles · Masters of the Universe · Star Wars · Marvel · The Muppets

handmadebyrobots.com

The Ultimate VINYL COLLECTIBLE™

ALLIANCE™ AUTHENTIC

Alliance Authentic transforms physical media and pop-culture products into authenticated, limited-run collectibles.

The Ultimate Vinyl Collectible
New vinyl releases are curated, individually numbered, Certified Uncirculated, and NFC-secured, connecting each record to an authenticated digital identity.

The Ultimate Fan Collectible
Handmade by Robots and Funko extend the platform to collectible figures using the same numbered, Certified Uncirculated, and NFC-secured standard.

Secure Authentication
Secure NFC chips generate a unique code with each scan. Third-party server verification protects against cloning and counterfeiting.

Coming Soon: The Ultimate Movie Collectible
Alliance Authentic plans to extend the platform to film collectibles, beginning with a SteelBook launch at New York Comic Con.



ALLIANCE AUTHENTIC
HANDMADE BY ROBOTS
MARVEL
HULK
ULTRAMAN
ALIEN BALTAN



ALLIANCE AUTHENTIC
Certified Uncirculated
Limited Encapsulation
Authenticity Verified
KNEECAP

allianceauthentic.com

ENDSTATE
AUTHENTIC

Endstate Authentic provides the technology behind Alliance's authentication, digital product identity, and authenticated resale capabilities.

Through Endstate Authentic, Alliance Entertainment can:

- Authenticate collectibles throughout their lifecycle
- Enable trusted resale and secondary-market royalties
- Provide authentication and digital product services to brands and partners
- Support emerging Digital Product Passport requirements

NFC authentication chips use AES-128 encryption generating a unique code with each scan, enabling smartphone verification and protection against cloning.

Supported by two issued U.S. patents and sixteen pending patent applications as of June 30, 2026.

endstate.io


ALLIANCE
AUTHENTIC
#2
ENDSTATE
AUTHENTIC
Kendrick Lamar
#2
ALLIANCE
AUTHENTIC
HANDMADE BY
ROBOTS
OZZY OSBOURNE
002
RSD
LIMITED EDITION
RECORD STORE DAY
OZZY OSBOURNE

Alliance Entertainment Retail Group (AERG)

- Alliance Entertainment Retail Group is AENT's direct-to-consumer retail operation, managing wholly owned websites and catalogs alongside third-party marketplaces
- Following the successful launch of Movies Unlimited, AERG launched the new Popmarket.com, the company's fastest-growing e-commerce brand and premier direct-to-consumer destination for collectibles and figures
- Alliance Entertainment Retail Group is AENT's direct-to-consumer retail operation, managing wholly owned websites and catalogs alongside third-party marketplaces
- AERG finished the quarter at 8% over the same quarter previous year, ending Fiscal FY26 more than 11% versus FY25. AERG shipped over 2.6 million orders to 75 countries
- AERG often acts as the first mover into new marketplaces and with new product lines, giving AENT to ability to monetize new opportunities quickly and efficiently

ccmusic.com | importcds.com | moviesunlimited.com | deepdiscount.com | popmarket.com | ccvideo.com | wowhd.co.uk

Strategic M&A

Strengthening Our Leadership in Collectibles & Entertainment.

Potential opportunities include complementary distributors, movie studios, specialty retailers, collectible brands, licensing relationships, e-commerce capabilities, and fan-focused communities and services.



16
Successful Acquisitions
Expanding Our Collectibles & Media Portfolio
HANDMADE BY ROBOTS
Strengthening Our Pop Culture Collectibles Offering
Future Targets
Collectibles Brands
Exclusive Licensing, & Enhanced E-Commerce Fulfillment
Ongoing Focus
Expanding Licensing Agreements & Proprietary Collectible Products

Executive Leadership



Bruce Ogilvie
Executive Chairman

As Chairman, Bruce uses his strategic vision and technical expertise to drive innovation and accelerate efficiency and growth.

Bruce Ogilvie founded Abbey Road Distributors, growing it to over $94 million in sales. He led a major retail chain through a turnaround, resulting in its acquisition by a private equity firm. Partnering with Jeff Walker, the duo grew Super D leading to the acquisition of Alliance Entertainment.



Jeff Walker
CEO, Director

Jeff's entrepreneurial spirit and financial acumen drive innovation, growth, and execution by focusing on transformative strategies and future opportunities.

Jeff Walker co-founded the CD Listening Bar in 1990, which evolved into Super D, a leading music wholesaler. Partnering with Bruce Ogilvie in 2001, they expanded Super D's footprint, leading to the acquisition of Alliance Entertainment in 2013.



Robert Black
Chief Compliance Officer

Robert Black joined Alliance Entertainment in 2019, bringing over 25 years of experience in financial planning, profitability improvement, and operational leadership. As Chief Compliance Officer and Corporate Secretary, he develops enterprise policies, oversees financial controls, and drives AI adoption and innovation to drive revenue, enhance efficiency, and transparency across the organization.



Amanda Gnecco, CPA
Chief Financial Officer

Joining Alliance Entertainment in 2018, Amanda Gnecco brings over 15 years of finance and accounting experience in both private and public sectors. Her expertise includes navigating complex financials and driving major initiatives like acquisitions and the recent de-SPAC. In her new role, she will lead the Accounting and Finance team, overseeing SEC reporting, regulatory compliance, corporate governance, risk management, cost management, and ESG reporting.



Warwick Goldby
Chief Operating Officer

Warwick Goldby joined Alliance in 2016 as a Project Manager with over 20 years of experience in operations, inventory management, analytic problem solving and performance analysis. His critical role in the Company's recent automation initiatives, including AutoStore storage and retrieval technology and Sure Sort® X, a cost-saving sortation technology system have positioned him to lead the Company's overall operations and continue to steer innovation.

Sales Leadership



Ken Glaser
Senior Vice President of Sales

Champions innovation and operational excellence, spearheading strategic partnerships with deep expertise in the entertainment retail landscape.



Robert Oram
Executive Vice President of Alliance Home Entertainment

Directs sales, licensing, brand marketing, retail operations, and strategic partnerships for the company's filmed entertainment division, delivering growth across multiple platforms.



Tim Hinsley
Senior Vice President of Retail Sales

Oversees all Alliance owned retail sites and catalogs as well as all third-party marketplaces, social selling and niche marketplaces.



Marc Bartlett
SVP of Sales, Walmart Music

Drives the execution and performance of physical music sales within Vendor Managed Inventory (VMI) programs, ensuring optimal stock levels and sales alignment.



Meagan Roberts
SVP of Sales
Alliance Home Entertainment

Oversees national sales strategy and execution across key retail accounts with a deep expertise in retail growth, category management, and P&L ownership.



Mike Schimmel
SVP of Sales

Oversees sales operations for Graphic Novels, Games, and Collectibles driving category growth through targeted channel strategies and strategic partner collaboration.

Sales Leadership



Bennett Collen
President, Endstate Authentic

A leader in blockchain and digital authentication, he founded Cognate (acquired by GoDaddy) and Endstate (acquired by Alliance Entertainment in 2025). He is a named inventor on multiple blockchain patents and has advised the EU Intellectual Property Office and taught blockchain applications at Boston College.



Jeffery Smith
SVP of Sales & Marketing

Leads global go-to-market strategy, revenue growth, and audience development for Alliance Entertainment's Alliance Authentic. Previously, he was Vice President of Marketing at Discogs and founded Crash Avenue, a music PR firm, and is known for building high-performing teams and strong operating cultures.



Dean Tabaac
Senior Vice President of Sales of AMPED

At the helm of AMPED, Dean has amassed extensive executive level music industry experience in management, sales, marketing and distribution operations.



Gustavo Bello
SVP, International Sales

Gustavo brings 40 years of leadership at Alliance, driving its expansion into 70+ international markets. His expertise in global distribution and market strategy has built lasting industry partnerships and remains central to Alliance's worldwide success.



Kevin Quigley
SVP of Sales
Alliance Home Entertainment

Leads strategic initiatives and oversees both physical and digital sales, while expanding relationships with label and studio partners to enhance business performance.



Jeff Hayne
SVP of Licensing and Productions
Alliance Home Entertainment

Heads content acquisitions and original productions while cultivating strategic industry partnerships to expand the company's portfolio and market share.

Leadership



Tony Moyers
SVP of Collectibles

Drives the development and strategic direction for the Collectibles and Electronics category, leveraging market insights to maximize growth and consumer engagement.



Laura Provenzano
SVP of Purchasing & Marketing

Manages relationships with music distribution and studio partners, advocating for retail needs and ensuring timely, secure, and efficient delivery of physical media products.



Alex Jimenez
SVP Import Services

Alex has spent his career in the music industry, driving Alliance's international growth and founding its imports division with partnerships in 28 countries. His expertise in global distribution and catalog management continues to support AMPED Distribution's worldwide success.



Julianne Gorman
SVP of Marketing
Alliance Home Entertainment

Leads brand marketing, creative strategy, and product development for a diverse portfolio of film and television releases, ensuring cohesive brand storytelling and market impact.



Ilia Beizerman
SVP of Strategic Partnerships
Alliance Home Entertainment

Expanding the AHE physical media portfolio and secured partnerships with more than 60 studios and 25 years of experience in packaged goods and physical media, Ilia has led major supply chain functions in previously roles at Sony Pictures, Universal, and Paramount.



Thuy Ngo
VP of Marketing

Thuy serves as Vice President of Marketing at Alliance Entertainment, where she oversees marketing, creative, manufacturing-on-demand, and the company's HubSpot CRM integration. With more than 30 years at the organization, she has helped guide its growth from a $1.5 million business to a $1+ billion enterprise.

Operations Leadership



Alia Hussain Baksh
SVP of Finance/Controller

With a deep expertise in financial operations, she has been instrumental in driving financial discipline, supporting growth initiatives, and mentoring future finance leaders.



Terri Borders
SVP of Human Resources

Serves as the head of Human Resources and oversees all aspects of human capital management, including talent acquisition, leadership development, employee engagement and organizational effectiveness.



Ian Ching
SVP of Information Technology

Ian began his career with a pioneering e-commerce startup before joining Super D in 2006 and Alliance in 2013. He now leads transformative IT initiatives that scale infrastructure and capabilities, recognized for his innovative and collaborative leadership.



Stephanie Howard
SVP, Endstate Authentic

With more than three decades of experience, Stephanie has designed and scaled products for brands such as Nike, New Balance, Reebok, and Seventh Generation. A named inventor on multiple patents, she co-founded Endstate, and holds a BFA in Industrial Design from RIT.



Sandy Marsans
SVP, Information Technology

With 30+ years of IT experience, Sandy has strengthened Alliance's technology operations as VP of IT. She has led cybersecurity initiatives, ensured compliance with public standards, and driven system modernization to improve efficiency and support the company's growth.



Tony Timpano
General Counsel, Vice President of Business & Legal Affairs

As General Counsel, Timpano's focus is providing strategic legal advice in support of Alliance's business initiatives to drive responsible innovation, protect its assets, and to foster a culture of compliance.

Board Leadership

Independent Members



Sheila Bangalore

Director

Sheila Bangalore is a seasoned board director and strategic advisor with over 20 years of experience across legal, financial, and corporate governance roles. She is the CEO of Artemis Endeavors, advising high-growth companies on M&A, operations, fundraising, and compliance, and serves on the boards of StoneAge Holdings (as Governance Chair) and Principal Mineral Company. Previously, she was Chief Strategy Officer, General Counsel, and Corporate Secretary at MP Materials (NYSE: MP), following senior roles at Aristocrat Technologies, Zappos, and Bally Technologies. She holds degrees from Tufts, Washington University School of Law, and Wharton, and contributes to leadership councils with Nasdaq, Wharton, and NACD Nashville.



Chris Nagelson

Director, Chair of Nominating and Corporate Governance Committee

Mr. Nagelson has served as a director of Alliance since February 2023 and became Vice President of Merchandising for Sportsman's Warehouse in 2025. Previously, he spent 17 years at Walmart as Vice President and DMM, leading strategic direction, market share growth initiatives, and cross-functional executive planning. Before Walmart, he was Divisional Merchandise Manager at American Eagle Outfitters. He holds a B.A. in advertising and public relations from the University of Arkansas.



Tom Donaldson

Director, Chair of Compensation Committee

Tom Donaldson is the Founder and Managing Partner of Charlotte-based investment firm Blystone & Donaldson, focused on middle-market companies. He served as a director of Adara Acquisition Corp. from its 2020 inception through its 2023 combination. Previously, Donaldson was an executive at Investors Management Corporation (IMC), focusing on investments, risk management, and company relationships. Before IMC, he was a Partner at Morehead Capital Management (merged into IMC in 2016) and practiced law at McGuireWoods LLP, representing private funds and companies. He holds an MBA and JD from Villanova University and a Political Science degree from North Carolina State University.



Dmitry Kozko

Director

Dmitry Kozko brings over 20 years of executive and entrepreneurial leadership in technology, media, and consumer sectors. He is currently CEO of MyEV LLC, an AI-driven electric vehicle marketplace. Previously, he served as interim CEO of duPont REGISTRY Publishing and as founder/CEO of Motorsport Games Inc. (Nasdaq: MSGM). Kozko's board experience spans public and private companies, including Motorsport Games, duPont REGISTRY, and IC Realtime. His expertise includes capital markets, public company leadership, and governance.



Teri Wielenga

Director, Chair of Audit Committee

Teri is a senior global finance executive, board director, and advisor with more than 30 years of experience at complex, highly regulated Fortune 500 companies and a Big Four accounting firm. She is retired from Gilead Sciences (Nasdaq: GILD) where she served as Vice President, Head of Global Tax Policy and Strategy and also served as board director, secretary, treasurer for The Gilead Foundation., She currently serves as audit committee chair for the Arc Research Institute. Teri managed rapid global growth as the Senior Vice President of Tax for Allergan (NYSE: AGN). She also previously served as board director, chief financial officer of the Allergan Foundation and served as a board director for multiple Allergan subsidiaries in Ireland, Japan, and Bermuda.

GAAP Financial Highlights: Revenue Growth & Margin Expansion

($ in thousands) excluding EPS		12 Months Ended 6/30/2026			12 Months Ended 6/30/2025	
Net Revenues	$	1,148,986		$	1,063,457	
Cost of Revenues (excluding depreciation and amortization)		996,662			930,605	
Gross Margin		**152,324**	13.3%		**132,852**	12.5%
Operating Expenses						
Distribution and Fulfilment Expense		44,960	3.9%		40,375	3.8%
Selling, General and Administrative Expense		66,169			55,992	
Depreciation and Amortization		5,359			5,334	
Transaction Costs		1,213			957	
Restructuring Costs		-			73	
Insurance Claim Recovery		(395)			-	
Gain on Disposal of Fixed Assets		(24)			(15)	
Total Operating Expenses		**125,105**	10.9%		**102,716**	9.7%
Operating Income		**27,219**			**30,136**	
Other Expenses						
Interest Expense		7,606	0.7%		10,575	1.0%
Tax Benefit from prior year		(51)			-	
Change in Fair Value of Warrants		850			853	
Total Other Expenses		8,405			11,428	
Income Before Income Tax Expense		18,814			18,708	
Income Tax Expense		5,756			3,630	
Net Income	**$**	**13,058**		**$**	**15,078**	
Weighted Average Common Shares Outstanding - Basic		50,963,975			50,957,370	
Weighted Average Common Shares Outstanding - Diluted		51,051,740			51,016,546	
Diluted EPS	$	0.26		$	0.30	

- Net revenue increased 8% to $1.15 billion
- Gross profit increased 15% to $152.3 million
- Gross margin expanded 80 basis points to 13.3%
- Interest expense declined 28% to $7.6 million

Adjusted Net Income and Adjusted EPS Reconciliation

Reconciliation of GAAP Net Income and diluted EPS to Adjusted Net Income and Adjusted diluted EPS

(in thousands, except share and per share data)	Year Ended June 30, 2026	Year Ended June 30, 2025
Net income	**$ 13,058**	**$ 15,078**
Equity-based compensation (1)	337	58
Acquisition and deal-related costs (2)	1,213	957
Amortization of acquisition-related intangible assets (3)	390	180
Amortization of deferred financing costs (4)	2,086	1,404
Change in fair value of warrants and contingent consideration (5)	**850**	**853**
Loss on Vendor Receivable (6)	7,823	-
Litigation costs and settlements (7)	1,267	1,424
Insurance Claim Recovery (8)	(395	-
Income tax effect of adjustments (9)	(3,180	(1,006
Adjusted net income	**$ 23,449**	**$ 18,948**
Weighted-average shares outstanding-basic	50,963,975	50,957,370
Effect of dilutive securities	87,765	8,600
Weighted-average shares outstanding-diluted	51,051,740	50,965,970
Earnings per diluted share	$ 0.26	$ 0.30
Adjusted earnings per diluted share	**$ 0.46**	**$ 0.37**

- Adjusted results exclude specified non-cash and other items not considered indicative of ongoing operating performance
- Adjusted diluted EPS increased 24% to $0.46
- See the following slide for adjustment definitions

Adjusted EBITDA Reconciliation

Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA

($ in thousands)	Year Ended June 30, 2026	Year Ended June 30, 2025
Net income	**$ 13,058**	**$ 15,078**
Add back:		
Interest expense, net	7,606	10,575
Income tax expense	5,756	3,630
Depreciation and amortization (10)	5,359	5,334
EBITDA	**31,779**	**34,617**
Adjustments:		
Acquisition and deal-related costs (2)	1,213	957
Restructuring costs (11)	-	73
Loss on vendor receivable (6)	7,823	-
Equity-based compensation (1)	337	58
Change in fair value of warrants and contingent consideration (5)	850	853
Insurance claim recovery (8)	(395)	-
State tax benefit from Prior Year (13)	(51)	-
Gain on disposal of property and equipment (12)	(24	(15)
Adjusted EBITDA	**$ 41,532**	**$ 36,543**
Adjusted EBITDA Margin	3.6%	3.4%

- **Adjusted EBITDA increased 14% to $41.5 million**
- **Adjusted EBITDA margin expanded to 3.6%**

(1) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards.
(2) Represents costs incurred in connection with completed and contemplated business combinations, including advisory, legal, accounting and other professional fees.
(3) Represents amortization of intangible assets acquired in business combinations. The revenue generated by those intangible assets is not excluded from the Non-GAAP Financial Measures.
(4) Represents amortization of debt issuance costs incurred in connection with our credit facility with Bank of America and the terminated White Oak Credit Facility.
(5) Represents non-cash gains and losses resulting from the remeasurement of warrant liabilities and contingent consideration to fair value at each reporting date.
(6) Represents a loss recognized on a receivable due from a vendor for rebates owed before the company went out of business. Non-cash Impact -$0.15 EPS

(7) Represents legal fees, settlement amounts and other costs associated with litigation matters that we do not consider indicative of our ongoing operating performance.
(8) Represents recoveries received under insurance claims
(9) Represents the income tax effect of the above adjustments. This adjustment uses a blended federal and state statutory income tax rate of 25% for all periods presented and is applied only to those adjustments that carry an income tax consequence. Changes in the fair value of warrants and contingent consideration are not deductible for income tax purposes and accordingly have not been tax effected.
(10) Represents total depreciation and amortization determined in accordance with U.S. GAAP, which includes amortization of acquisition-related intangible assets. Accordingly, no separate adjustment for that amortization is presented in the reconciliation of EBITDA to Adjusted EBITDA.
(11) Represents restructuring costs.
(12) Represents net gains and losses on the disposal of property and equipment.
(13) State Tax refund for abandoned property

Balance Sheet & Cashflow Statement

June 30, 2026

($ in thousands)	June 30, 2026 Audited		June 30, 2025 Audited	
Assets				
Cash	$	814	$	1,236
Accounts Receivable		111,038		97,369
Inventory		126,599		102,848
Other Current Assets		9,843		16,679
Net PP&E & Operating Lease Right-of-Use Assets		26,626		30,505
Net Intangible Assets		18,457		18,475
Net Goodwill		94,081		89,116
Total Other Assets		10,142		5,000
Total Assets	**$**	**397,600**	**$**	**361,228**
Liabilities				
Accounts Payable & Accrued Expenses		179,319		164,848
Revolving Credit Facility, Net		73,721		55,268
Shareholder Loan		-		10,000
Other Current Liabilities		6,566		7,881
Non-Current Liabilities		21,378		20,009
Total Liabilities	$	280,984	$	258,006
Equity				
Total Equity	$	116,616	$	103,222
Total Liabilities and Equity	**$**	**397,600**	**$**	**361,228**

- Total equity increased 13.0% to $116.6 million.
- Inventory increased 23.1% to $126.6 million, supporting a larger revenue opportunity set.
- Accounts receivable increased 14.0% to $111.0 million, reflecting higher business activity.

- Operating: $(1.7)M (vs. $26.8M) — $13.1M net income and $10M non-cash add-backs absorbed by a $41.2M working capital build offset by AP +$15.7M.
- Investing: $(2.0)M (vs. $(8.1)M) — $1.1M capex plus the $1.2M Endstate acquisition; growth capital went to working capital, not fixed assets.
- Financing: +$3.3M (vs. $(18.6)M) — net $17.0M revolver draw funded working capital and retired the $10.0M shareholder note in full.

($ in thousands)	12 Months Ended June 30, 2026		12 Months Ended June 30, 2025	
Net Income	$	13,058	$	15,078
Net Cash (Used In) Provided By:				
Operating Activities		(1,700)		26,809
Investing Activities		(2,021)		(8,134)
Financing Activities		3,300		18,571

Capital Markets Snapshot

Nasdaq: AENT

Market data as of September 8, 2026

TRADING & VALUATION

$5.45 Share price	**$278M** Market capitalization
12.1x P/E (TTM)	**$4.36 - $8.80** 52-week range

OWNERSHIP & LIQUIDITY

Shares outstanding	**50.96M**
Public float	**3.39M**
Insider ownership	**77.5%**
Avg. volume (3 mo.)	**17.8K**

COMPANY PROFILE

1990 Founded

2023 Public since

Fiscal year end: June 30

OTHER PUBLIC SECURITIES

AENT WARRANTS	**9.92M** Outstanding	**$11.50** Exercise price	**February 2028** Expiration	Potential dilution is contingent on exercise.

Sources: Yahoo Finance; AENT FY 2026 10K

Contact Information

Company

Alliance Entertainment
Holding Corporation
8201 Peters Road, Suite 1000
Plantation, FL 33324
United States
T: 954-255-4000

Investor Relations

RedChip Companies, Inc.
Dave Gentry
T: 407-644-4256
aent@redchip.com

Transfer Agent

Continental Stock Transfer & Trust
T: 800-509-5586
cstmail@continentalstock.com

www.aent.com

www.alliancehomeentertainment.com

www.ampeddistribution.com

www.handmadebyrobots.com

www.endstate.io

www.allianceauthentic.com

www.moviesunlimited.com